SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D) of the

Securities Exchange Act of 1934

April 27, 2022

(Date of earliest event reported)

BALL CORPORATION

(Exact name of Registrant as specified in its charter)

Indiana	001-07349	35-0160610
(State of	(Commission	(IRS Employer
Incorporation)	File No.)	Identification No.)

9200 W. 108th Circle, P.O. Box 5000, Westminster, CO 80021-2510

(Address of principal executive offices, including ZIP Code)

(303) 469-3131

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	BLL	NYSE

Ball Corporation

Current Report on Form 8-K

Dated May 3, 2022

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

Mr. Daniel J. Heinrich, who has served as a director since 2016 elected to retire from the Board of Directors, effective April 27, 2022. The Board of Directors thanks Mr. Heinrich for his service.

Appointment of Officer

As announced on January 26, 2022, Daniel W. Fisher became President and Chief Executive Officer of Ball Corporation, effective April 27, 2022.

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 27, 2022, the Shareholders of Ball Corporation (the “Company”) approved an amendment to the Company’s amended articles of incorporation (the “Articles”) and amended by-laws (the “Bylaws”) (1) to opt out of the classified board structure required by the Indiana Business Corporation Law commencing with the election of directors at the Annual Meeting of Shareholders to be held in 2023, and (2) to permit shareholders, in addition to the directors, to amend the bylaws. These changes to the Articles have been filed with the Secretary of State of Indiana. Exhibit 3(i) attached hereto provides the text of the amendment.

On April 27, 2022, the Board of Directors of the Company amended the Bylaws to decrease the number of directors from thirteen to twelve, by decreasing to four the number of director positions in Class I. Exhibit 3(ii) attached hereto provides the text of the amendment.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On April 27, 2022, the Company held its Annual Meeting of Shareholders (“Annual Meeting”). Following are the results of the matters voted on by shareholders at the Annual Meeting:

1.	Election of Directors.

	Director	For	Withheld

	Dune E. Ives	269,732,000	1,150,668
	Georgia R. Nelson	251,166,294	19,716,374
	Cynthia A. Niekamp	264,981,752	5,900,916
	Todd A. Penegor	264,062,528	6,820,140

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditor for the Company for 2022.

	For	Against	Abstain
	265,685,615	19,054,516	199,694

3.	Approval, by non-binding advisory vote, of the compensation of the Named Executive Officers as disclosed in the 2022 Proxy Statement.

For	Against	Abstain	Broker Non-Votes
250,231,806	19,704,710	946,152	14,057,157

4.	Approval, of the proposed amendment to the Corporation’s articles of incorporation to declassify the Board of Directors, as disclosed in the 2022 Proxy Statement.

For	Against	Abstain
267,082,643	2,766,954	1,033,071

5.	Approval, of the proposed amendment to the Corporation’s articles of incorporation to permit shareholders to amend the bylaws, as disclosed in the 2022 Proxy Statement.

For	Against	Abstain
267,738,753	2,414,552	729,363

Item 8.01Other Events.

Since the company’s initial public offering in 1972, Ball stock has traded under the ticker symbol BLL—four letter ticker symbols were previously unavailable. We are changing our ticker to BALL effective May 10, 2022. The transition will be coordinated through the New York Stock Exchange and the company’s shareholder recordkeeper and transfer agent, Computershare.

Item 9.01Financial Statements and Exhibits

Exhibits.

The following are furnished as exhibits to this report:

Exhibit 3.i	Articles of Amendment of the Amended Articles of Incorporation
Exhibit 3.ii	Article 3, Section A and Article 7 of the Amended Bylaws
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Ball Corporation

Form 8-K

May 3, 2022

EXHIBIT INDEX

Description	Exhibit

Articles of Amendment of the Amended Articles of Incorporation	3.i
Article 3, Section A and Article 7 of the Amended Bylaws	3.ii

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALL CORPORATION
(Registrant)

By:	/s/ Charles E. Baker
Name: Charles E. Baker
Title: Vice President and General Counsel

Date: May 3, 2022